AMENDMENT NO. 3 TO FINANCING AGREEMENT
This AMENDMENT NO. 3 TO FINANCING AGREEMENT (this “Amendment No.
3”), effective as of June 4, 2025 (“Effective Date”), is entered into by and among Wag! Group Co., a Delaware corporation (the “Parent”), Wag Labs, Inc., a Delaware corporation (the “Borrower”), the other Guarantors party hereto (together with the Parent, each a “Guarantor” and collectively, the “Guarantors”; and together with the Borrower, each a “Loan Party” and collectively, the “Loan Parties”), and the Lender party hereto (“Lender”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Financing Agreement (as defined below).
WITNESSETH
A.The Loan Parties, the lenders party thereto and Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”) are parties to that certain Financing Agreement dated as of August 9, 2022 (as amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, including that certain Amendment No. 1 to Financing Agreement dated as of April 4, 2025, and that certain Amendment No. 2 to Financing Agreement dated as of July 7, 2025, the “Existing Financing Agreement”; and together with this Amendment No. 3 and as it may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Financing Agreement”).
B.Pursuant to that certain Assignment and Assumption Agreement (the “Assignment”) Lender purchased and assumed from the Assignors (as defined in the Assignment) Assignors’ respective rights and obligations pursuant to the Financing Agreement with respect to the Obligations (as defined in the Financing Agreement) owing to Assignors and Assignors’ respective portion of the Commitments and Term Loan specified on Annex 1 to the Assignment. As a result of the Assignment, the lenders that were party to the Financing Agreement have been replaced with the Lender.
C.Pursuant to Section 10.07 of the Financing Agreement and that certain Notice of Administrative Agent and Collateral Agent Resignation dated as of April 14, 2025 (the “Resignation Notice”), Blue Torch resigned as the administrative agent for the Lenders and the Lender appointed ALTER DOMUS (US) LLC, a Delaware limited liability company (“Alter Domus”) as collateral agent for the Lender (in such capacity, the “Collateral Agent”), and as administrative agent for the Lender (in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and together, the “Agents”).
D.The Lender and the Loan Parties acknowledge and agree that the Effective Date of this Amendment No. 3 may occur prior to the effective date of Amendment No. 2 and Loan Parties agree to ratify and confirm the effectiveness of Amendment No. 2 and this Amendment No. 3 without regard to the actual execution or delivery dates thereof.
E.The Borrower requested a limited, temporary, waiver of the financial covenant contained in Section 7.03(b) of the Existing Financing Agreement and as such, requested that the Agent and the Lender make certain amendments to the Existing Financing Agreement.

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F.The Lender is willing to amend the Existing Financing Agreement, subject to the terms and conditions set forth herein, and will advise and direct the Agent to amend the Existing Financing Agreement accordingly.
G.Pursuant to and in accordance with Section 12.02(a)(y) of the Financing Agreement and subject to the conditions set forth herein, the Lender will consent to the waiver requested by the Loan Parties, and amend the Financing Agreement as set forth in this Amendment No. 3.
NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Existing Financing Agreement and this Amendment No. 3, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Definitions and Incorporation of Recitals. Capitalized terms used herein without definition shall have the meanings attributed to such terms in the Financing Agreement. Loan Parties acknowledge and agree that the recitals set forth above are true and correct in all respects and are hereby incorporated as if set forth in full in this Section.
2.Amendments to Existing Financing Agreement
(a)Section 1.01 of the Existing Financing Agreement is hereby amended by adding the following defined terms in the proper alphabetical order therein:
“Amendment No. 2 Effective Date” is the effective date of the Second Amendment. “Amendment No. 3 Effective Date” is June 4, 2025.
“Second Amendment” means that certain Amendment No. 2 to Financing Agreement, dated as of the Amendment No. 2 Effective Date, by and among the Borrower, Parent, the other Guarantors party thereto, the Lender party thereto, and the Administrative Agent.
“Third Amendment” means that certain Amendment No. 3 to Financing Agreement, dated as of the Amendment No. 3 Effective Date, by and among the Borrower, Parent, the other Guarantors party thereto, the Lender party thereto, and the Administrative Agent.
(b)The definition of “Loan Documents” in Section 1.01 of the Existing Financing Agreement is hereby amended and restated in its entirety as follows:
“Loan Document” means this Agreement, the First Amendment, the Second Amendment the Third Amendment, any Control Agreement, the Disbursement Letter, the Fee Letter, any Guaranty, any Intercompany Subordination Agreement, any Joinder Agreement, any Collateral Document, the VCOC Management Rights Agreement, any landlord waiver, any collateral access agreement, any Perfection Certificate and any other agreement, instrument, certificate, report and other document executed and delivered by any Loan Party pursuant hereto or thereto or otherwise evidencing or securing any Loan or any other Obligation; provided, the Loan Documents shall not include the Equity Documents or Merger Documents.
3.Limited Waiver.

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(a)The minimum Liquidity levels required under Section 7.03(b) of the Existing Financing Agreement are hereby amended as indicated in Schedule 1 hereto.
(b)The Loan Parties have requested that the Lender waive the Specified Defaults identified in Schedule 2 hereto that resulted from the Loan Parties’ failure to comply with Section 7.03(b) of the Existing Financing Agreement prior to the Amendment No. 3 Effective Date.
(c)The Lender is willing to grant such limited waiver, subject to the terms and conditions set forth herein and in Schedule 2.
4.Conditions Precedent to Amendment. This Amendment No. 3 shall become effective on the date (the “Amendment No. 3 Effective Date”) when each of the following conditions in this Section have been satisfied (or waived) by the Lender:
(a)The Lender shall have received on or before the Amendment No. 3 Effective Date the following, each in form and substance reasonably satisfactory to the Administrative Agent and, unless indicated otherwise, dated as of the Amendment No. 3 Effective Date and, if applicable, duly executed by the Persons party thereto:
(i)An executed copy of this Amendment No. 3.
(ii)A certificate of an Authorized Officer of each Loan Party, certifying
(A)as to copies of the Governing Documents of such Loan Party, together with all amendments thereto (including, without limitation, a true and complete copy of the charter, certificate of formation, certificate of limited partnership, certificate of incorporation, articles of association, memorandum of association, or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Amendment No. 3 Effective Date by an appropriate official of the jurisdiction of organization or formation, as applicable, of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction),
(B)as to a copy of the resolutions or written consents of the board of directors, shareholders and/or any similar governing body of such Loan Party authorizing (i) the transactions contemplated by this Amendment No. 3 and (ii) the execution, delivery and performance by such Loan Party of this Amendment No. 3 and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith,
(C)the names and true signatures of the representatives of such Loan Party authorized to sign this Amendment No. 3 and other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers,
(D)a copy of the Governing Documents of such Loan Party (including bylaws, operating agreement, partnership or other applicable

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organization document of each Loan Party), including all amendments thereto, and

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(E)such certificates of good standing or existence (to the extent such concept exists in the applicable jurisdiction) from the applicable secretary of state of the state of organization of such Loan Party.
5.Representations and Warranties. To induce the Lender to enter into this Amendment No. 3, each Loan Party hereby represents and warrants to Lender that:
(a)as of the date hereof, each of the representations and warranties set forth in the Financing Agreement and each other Loan Document is true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (unless such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects), except to the extent that any such representation and warranty relates solely to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date (unless such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects);
(b)as of the date hereof (and after giving effect to this Amendment No. 3), no Default or Event of Default (other than the Specified Default) has occurred and is continuing under the Financing Agreement or any other Loan Document;

(c)such Loan Party has the power and is duly authorized to enter into, deliver and perform its obligations under this Amendment No. 3;

(d)each of this Amendment No. 3 and the Financing Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(e)the execution, delivery and performance of this Amendment No. 3 does not conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any contractual obligation of such Loan Party; and

(f)neither this Amendment No. 3 nor any document executed in connection herewith shall be deemed to constitute a refinancing, substitution or novation of the Financing Agreement, any Loan Document, the Obligations or any other obligations and liabilities thereunder.
6.Miscellaneous.
(a)Reference to Financing Agreement. Each reference in the Financing Agreement to “this Amendment No. 3,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Financing Agreement in any other Loan Documents or other agreements, documents or instruments executed and delivered pursuant to the Financing Agreement, shall mean and be a reference to the Financing Agreement as modified by this Amendment No. 3.

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(b)Costs and Expenses. Borrower acknowledges that Section 12.04 of the Financing Agreement applies to this Amendment No. 3 and the transactions, agreements and documents contemplated hereunder.
(c)Reviewed by Attorneys. Borrower represents and warrants to Lender that it (i) understands fully the terms of this Amendment No. 3 and the consequences of the execution and delivery of this Amendment No. 3, (ii) has been afforded an opportunity to discuss this Amendment No. 3 with, and have this Amendment No. 3 reviewed by, such attorneys and other Persons as Borrower may wish, and (iii) has entered into this Amendment No. 3 and executed and delivered all documents in connection herewith of its own free will and accord and without threat, duress or other coercion of any kind by any Person. The parties hereto acknowledge and agree that neither this Amendment No. 3 nor the other documents executed pursuant hereto shall be construed more favorably in favor of one than the other based upon which party drafted the same, it being acknowledged that all parties hereto contributed substantially to the negotiation and preparation of this Amendment No. 3 and the other documents executed pursuant hereto or in connection herewith.
(d)Counterparts. Section 12.08 of the Financing Agreement is hereby incorporated by this reference, mutatis mutandis.
(e)Severability. Section 12.06 of the Financing Agreement is hereby incorporated by this reference, mutatis mutandis.
(f)Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(g)Forum Selection; Consent to Jurisdiction. Section 12.10 of the Financing Agreement is hereby incorporated by this reference, mutatis mutandis.
(h)Waiver of Jury Trial. Section 12.11 of the Financing Agreement is hereby incorporated by this reference, mutatis mutandis.
(i)Release.
(A)In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and each other Loan Party hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lender, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, and any and all other claims of every name and nature known to any Loan Party, both at law and in equity, such Loan Party may now or hereafter

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own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any

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circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment No. 3 for or on account of, or in relation to, or in any way in connection with any of the Financing Agreement, or any of the other Loan Documents or transactions thereunder or related thereto (individually, a “Claim” and collectively, “Claims”); provided, that nothing contained herein shall be construed to release any Releasee from its Commitments, if applicable, or any other obligation under the Financing Agreement or any other Loan Documents, including this Amendment No. 3.
(B)Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(C)Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could be asserted as of the date hereof shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
(D)Each Loan Party, on behalf of itself and its successors, assigns and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Loan Party pursuant to this Section. If any Loan Party or any of their respective successors, assigns or other legal representatives violates the foregoing covenant, such Loan Party, for itself and its successors, assigns and other legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable and documented attorneys’ fees and reasonable and documented out-of- pocket costs incurred by any Releasee as a result of such violation.
(j)No Novation. Notwithstanding anything to the contrary contained herein, this Amendment No. 3 is not intended to and shall not serve to effect a novation of the Term Loan and other obligations under the Financing Agreement. Instead, it is the express intention of the parties hereto to reaffirm the Obligations created under the Financing Agreement which is evidenced by the notes provided for therein and secured by the Collateral as provided for therein. Each Loan Party acknowledges and confirms that (i) the Liens and security interests granted pursuant to the Loan Documents secure the Obligations, liabilities and obligations of the Borrower to Agent and the Lender under the Financing Agreement, as amended hereby, and that the Obligations under the Loan Documents (or any other term used therein to describe or refer to the Indebtedness, liabilities and obligations of the Borrower and the other Loan Parties to Agent and the Lender) includes, without limitation, the Obligations, liabilities and obligations of the

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Borrower under this Amendment No. 3 and the notes to be delivered hereunder, if any, and under the Financing Agreement, as amended hereby, as the same further may be amended, restated, supplemented or otherwise modified from time to time and (ii) the grants of security interests, mortgages and Liens under and pursuant to the Loan Documents shall

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continue unaltered, and each other Loan Document shall continue in full force and effect in accordance with its terms unless otherwise amended by the parties thereto, and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Amendment No. 3. The Loan Documents and all agreements, instruments and documents executed or delivered in connection with any of the foregoing shall each be deemed to be amended to the extent necessary to give effect to the provisions of this Amendment No. 3. Each Loan Party signatory hereto, in the respective capacities, if any, of such Loan Party under each of the Loan Documents, other than the Financing Agreement (such Loan Documents other than the Financing Agreement are referred to herein as the “Existing Loan Documents”), to which such Loan Party is a party (including the respective capacities of accommodation party, assignor, grantor, guarantor, indemnitor, mortgagor, obligor and pledgor, as applicable, and each other similar capacity, if any, in which such Loan Party granted Liens on all or any part of its properties and assets, or otherwise acted as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations under the Financing Agreement), hereby (i) agrees that the terms and provisions hereof shall not affect in any way any payment, performance, observance or other obligations or liabilities of such Loan Party under any of the Existing Loan Documents, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed in all respects, and (ii) to the extent such Loan Party has granted Liens on any of its properties or assets pursuant to any of the Existing Loan Documents to secure the payment, performance and/or observance of all or any part of the Term Loan and obligations hereunder, acknowledges, ratifies, confirms and reaffirms such grant of Liens, and acknowledges and agrees that all of such Liens are intended and shall be deemed and construed to secure to the fullest extent set forth therein all now existing and hereafter arising Term Loan and other obligations under and as defined in this Amendment No. 3, as hereafter amended, restated, supplemented and otherwise modified and in effect from time to time.

[Signature Pages Follow]

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Docusign Envelope ID: 9BFAC53D-1884-40A7-9537-62C0666D9A32

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

LENDER:

RETREIVER LLC,
as the Lender

By:     Name: Edward W. Landon
Title: Chief Financial Officer

BORROWER:

WAG LABS, INC.,
as Borrower

By:     Name:
Title:

PARENT:

WAG! GROUP CO.,
as Parent

By:     Name:
Title:

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[Signature Page to Amendment No. 3]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

WAG LABS, INC.,
as Borrower
By:     Name: Garrett Smallwood
Title: CEO PARENT:
WAG! GROUP CO.,
as Parent

By:     Name: Garrett Smallwood
Title: CEO

[Signature Page to Amendment No. 3]

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Doc ID: 583389e8ded5a8e60f4ea7afa90f00ffba36c67b

IN WITNESS WHEREOF, the Guarantors caused this Amendment No. 3 to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

WAG! GROUP CO.,
as Parent

By:         Name: Garrett Smallwood
Title: CEO

COMPARE PET INSURANCE SERVICES, INC.,
as a Guarantor

By:         Name: Garrett Smallwood
Title: President

WAG WELLNESS, INC.,
as a Guarantor

By:         Name: Garrett Smallwood
Title: CEO

PAWSOME, LLC,
as a Guarantor

By:             Name: Garrett Smallwood Title: CEO

[Signature Page to Amendment No. 3]

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Doc ID: 12128ae8e14021b58fe413d4eca652bfc9a9982e

IN WITNESS WHEREOF, the Guarantors caused this Amendment No. 3 to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

WAG! GROUP CO.,
as Parent

By:         Name: Garrett Smallwood
Title: CEO

COMPARE PET INSURANCE SERVICES, INC.,
as a Guarantor

By:         Name: Garrett Smallwood
Title: President

WAG WELLNESS, INC.,
as a Guarantor

By:         Name: Garrett Smallwood
Title: CEO

PAWSOME, LLC,
as a Guarantor

By:             Name: Garrett Smallwood Title: CEO

[Signature Page to Amendment No. 3]

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Doc ID: 34922d923df6178e3335414fca7a26b5a2c1d4d0

IN WITNESS WHEREOF, the Guarantors caused this Amendment No. 3 to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

WAG! GROUP CO.,
as Parent

By:         Name: Garrett Smallwood
Title: CEO

COMPARE PET INSURANCE SERVICES, INC.,
as a Guarantor

By:         Name: Garrett Smallwood
Title: President

WAG WELLNESS, INC.,
as a Guarantor

By:         Name: Garrett Smallwood
Title: CEO

PAWSOME, LLC,
as a Guarantor

By:             Name: Garrett Smallwood Title: CEO

[Signature Page to Amendment No. 3]

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Doc ID: 15672b68f5e2cfe889ae5d87f280002469592508

IN WITNESS WHEREOF, the Guarantors caused this Amendment No. 3 to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

WAG! GROUP CO.,
as Parent

By:         Name: Garrett Smallwood
Title: CEO

COMPARE PET INSURANCE SERVICES, INC.,
as a Guarantor

By:         Name: Garrett Smallwood
Title: President

WAG WELLNESS, INC.,
as a Guarantor

By:         Name: Garrett Smallwood
Title: CEO

PAWSOME, LLC,
as a Guarantor

By:             Name: Garrett Smallwood Title: CEO

[Signature Page to Amendment No. 3]

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Doc ID: 7b81da1fa2998d46d959b28f8ea4846a5871ae6d

Schedule 1 Minimum Liquidity

So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid (other than Contingent Indemnity Obligations) or Lender shall have any Commitment under the Financing Agreement, each Loan Party shall not, and shall cause its Subsidiaries not to, unless the Lender shall otherwise consent in writing, permit Liquidity to be less than $5 million (“Current Liquidity Amount”) at any time; provided that, from the Amendment No. 3 Effective Date until August 9, 2025 (the “Reduced Liquidity Period”), Liquidity shall not be less than $1 million (“Reduced Liquidity Amount”). After the expiration of the Reduced Liquidity Period, Liquidity required by Section 7.03(b) of the Existing Financing Agreement shall restore to the Current Liquidity Amount
During the Reduced Liquidity Period, the Loan Parties shall, in addition to each and every term and condition of the Financing Agreement, adhere to the following:
1.The reporting requirements set forth in Section 7.01(a) of the Existing Financing Agreement shall be adhered to without any delay.
2.The difference between the Current Liquidity Amount and the Reduced Liquidity Amount (the “Available Liquidity”) shall be used solely consistent with the cash flows and forecasts set forth on the 13 Week Cash Flow required pursuant to 7.01(a)(xx) that have been provided to the Lender and shall not be used to pay for other items, including, without limitation, special employee compensation of any kind. The use of the Available Liquidity shall be provided with the reporting required by Section 7.01(a)(i) of the Existing Financing Agreement.
3.The Loan Parties are currently in negotiations with MWI Veterinary Supply, Inc. to sell certain assets related to Loan Parties’ Furscription prescription business (“Furscription Disposition”). To the extent the Furscription Disposition is completed and realizes FIVE MILLION DOLLARS ($5,000,000.00) (the “Anticipated Amount”), notwithstanding the provisions of Section 2.05(c)(ii), the Loan Parties will make a mandatory prepayment to the Lender resulting from such Disposition in an amount not less than FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000) less any bonuses payable to certain employees in an amount not greater than SEVENTY THOUSAND DOLLARS ($70,000) (the “Bonus Amount”). If the Furscription Disposition is completed and realizes an amount different than the Anticipated Amount, the mandatory prepayment resulting from such disposition shall be not less than ninety percent (90%) of the amount realized by the Loan Parties from such disposition less the Bonus Amount.
4.All other terms of the Existing Financing Agreement and other Loan Documents remain unchanged.

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Schedule 2 Limited Waiver
(a)The Borrower informed the Lender that it is not compliance with the Financial Covenant under Section 7.03(b) of the Existing Financing Agreement and, as a result thereof, an Event of Default has occurred and is continuing pursuant to Section 9.01(c)(i) of the Financing Agreement (the “Specified Default”).
(b)Subject to the terms and conditions set forth in this Amendment No. 3 and in reliance on the representations, warranties, covenants and agreements of the Loan Parties set forth in this Amendment No. 3, the Lender hereby agrees to waive the Specified Default.
(c)The foregoing limited waiver is a one-time waiver and shall apply only to the matters expressly set forth in clause (a) herein and only through the Amendment No. 2 Effective Date. Without limiting the generality of the foregoing, such waiver shall not apply to any current or future circumstances not specified above.
(d)Borrower and the other Loan Parties each acknowledge that the Lender has not made any assurances as to any additional waiver, forbearance, restructuring or other accommodations.
(e)Borrower and the other Loan Parties acknowledge and agree that any Loan or other financial accommodation that the Lender makes on or after the Amendment No. 3 Effective Date has been or shall be made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in this Amendment No. 3 and the other covenants, agreements, representations and warranties of Borrower and the other Loan Parties thereunder.

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